Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Middlefield Banc Corp. (the “Company”) on Form 10-K for the period ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Thomas G. Caldwell, President, and Donald L. Stacy, Chief Financial Officer, certify, pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas G. Caldwell	/s/ Donald L. Stacy

Thomas G. Caldwell	Donald L. Stacy
President and Chief Executive Officer	Principal Financial and Accounting Officer

Date: March 12, 2021

A signed original of this written statement required by Section 906 has been provided to Middlefield Banc Corp. and will be retained by Middlefield Banc Corp. and furnished to the Securities and Exchange Commission or its staff upon request.